Exhibit 99.1

Red Hat to Acquire CoreOS, Expanding its Kubernetes and Containers Leadership

With CoreOS, Red Hat doubles down on technology to help customers build, run and manage containerized applications in hybrid and multicloud environments

RALEIGH, N.C. – JAN. 30, 2018 – Red Hat, Inc. (NYSE: RHT), the world’s leading provider of open source solutions, today announced that it has signed a definitive agreement to acquire CoreOS, Inc., an innovator and leader in Kubernetes and container-native solutions, for a purchase price of $250 million, subject to certain adjustments at closing that are not expected to be material. Red Hat’s acquisition of CoreOS will further its vision of enabling customers to build any application and deploy them in any environment with the flexibility afforded by open source. By combining CoreOS’s complementary capabilities with Red Hat’s already broad Kubernetes and container-based portfolio, including Red Hat OpenShift, Red Hat aims to further accelerate adoption and development of the industry’s leading hybrid cloud platform for modern application workloads.

As applications move to hybrid and multicloud environments, a growing number of organizations are using containers to more easily build, deploy and move applications to, from, and across clouds. IDC noted1, “Substantial advances in cloud adoption, simplification, and portability are underway. The demand for cloud continues to grow, and enterprises now anticipate that cloud architecture will dominate their spending for the next several years. With the growing sophistication of containers, customers are looking to their application platform providers to help them use containers to transition and extend existing production applications to be useful in public or private cloud.”

Founded in 2013, CoreOS was created with a goal of building and delivering infrastructure for organizations of all sizes that mirrored that of large-scale software companies, automatically updating and patching servers and helping to solve pain points like downtime, security and resilience. Since its early work to popularize lightweight Linux operating systems optimized for containers, CoreOS has become well-regarded as a leader behind award-winning technologies that are enabling the broad adoption of scalable and resilient containerized applications.

CoreOS is the creator of CoreOS Tectonic, an enterprise-ready Kubernetes platform that provides automated operations, enables portability across private and public cloud providers, and is based on open source software. It also offers CoreOS Quay, an enterprise-ready container registry. CoreOS is also well-known for helping to drive many of the open source innovations that are at the heart of containerized applications, including Kubernetes, where it is

[1]	IDC, Worldwide Application Platform and Application Platform as a Service Market Shares, 2016: Container Strategy Required, June 2017

a leading contributor; Container Linux, a lightweight Linux distribution created and maintained by CoreOS that automates software updates and is streamlined for running containers; etcd, the distributed data store for Kubernetes; and rkt, an application container engine, donated to the Cloud Native Computing Foundation (CNCF), that helped drive the current Open Container Initiative (OCI) standard.

Red Hat was early to embrace containers and container orchestration and has contributed deeply to related open source communities, including Kubernetes, where it is the second-leading contributor behind only Google. Red Hat is also a leader in enabling organizations around the world to embrace container-based applications, including its work on Red Hat OpenShift, the industry’s most comprehensive enterprise Kubernetes platform. Now with the combination of Red Hat and CoreOS, Red Hat amplifies its leadership in both upstream community and enterprise container-based solutions.

The transaction is expected to have no material impact to Red Hat’s guidance for its fourth fiscal quarter or fiscal year ending Feb. 28, 2018.

The transaction is expected to close in January 2018, subject to customary closing conditions.

Read more about the acquisition on Red Hat’s website via the Red Hat blog.

Supporting Quotes

Paul Cormier, president, Products and Technologies, Red Hat

“The next era of technology is being driven by container-based applications that span multi- and hybrid cloud environments, including physical, virtual, private cloud and public cloud platforms. Kubernetes, containers and Linux are at the heart of this transformation, and, like Red Hat, CoreOS has been a leader in both the upstream open source communities that are fueling these innovations and its work to bring enterprise-grade Kubernetes to customers. We believe this acquisition cements Red Hat as a cornerstone of hybrid cloud and modern app deployments.”

Alex Polvi, CEO, CoreOS

“Red Hat and CoreOS’s relationship began many years ago as open source collaborators developing some of the key innovations in containers and distributed systems, helping to make automated operations a reality. This announcement marks a new stage in our shared aim to make these important technologies ubiquitous in business and the world. Thank you to the CoreOS family, our customers, partners, and most of all, the free software community for supporting us in our mission to make the internet more secure through automated operations.”

About Red Hat, Inc.

Red Hat is the world’s leading provider of open source software solutions, using a community-powered approach to reliable and high-performing cloud, Linux, middleware, storage and virtualization technologies. Red Hat also offers award-winning support, training, and consulting services. As a connective hub in a global network of enterprises, partners, and open source communities, Red Hat helps create relevant, innovative technologies that liberate resources for growth and prepare customers for the future of IT. Learn more at http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to the ability of the Company to compete effectively; the integration of acquisitions and the ability to market successfully acquired technologies and products; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; delays or reductions in information technology spending; fluctuations in exchange rates; the effects of industry consolidation; uncertainty and adverse results in litigation and related settlements; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; risks related to defects in our offerings and third-party hardware upon which our offerings depend; risks related to the security of our offerings and other data security vulnerabilities; changes in and a dependence on key personnel; the ability to meet financial and operational challenges encountered in our international operations; and ineffective management of, and control over, the Company’s growth and international operations, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission’s website at http://www.sec.gov), including those found therein under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company’s views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

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Red Hat, Inc.

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Red Hat, Inc.

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